EXHIBIT (10.3)

FIRST AMENDMENT
TO
FIRST INTERSTATE
1988 PERFORMANCE STOCK PLAN


	First Interstate Bancorp adopted the First Interstate Bancorp 1988 performance Stock Plan (the Plan) effective February 16, 1988 as approved by shareholders on April 29, 1988.

	In order to have consistent treatment under First Interstate Bancorp's various plans in the event that employees become employees of another company, this amendment is being adopted. This amendment is effective August 17, 1992.

	1. New sentences have been added to Section 6.1 of the Plan to read as follows:

		In the event that employees of the Company or its subsidiaries become employees of another company pursuant to a stock or
asset sale, merger, or                          similar transaction or
in the event of a corporate reorganization, reduction in force or similar event, the Committee shall have the authority, which shall be exercised in its sole discretion, to continue to credit service for purposes of satisfying the restricted period requirements set forth in the Restricted Stock Agreement. Such Committee authority shall only apply to restricted stock granted to individuals who are not subject to Section 16 of the Securities Exchange Act.

	2.      The following paragraph has been added as a new Section 15:

		15. Expiration of Options. In the event that employees of the Company or its Subsidiaries become employees of another company pursuant to a stock or asset sale, merger or similar transaction or in the event of a corporate reorganization, reduction in force or similar event, the Committee shall have the authority, which shall be exercised in its sole discretion, to modify the dates upon which options previously granted shall expire. Such Committee authority shall only apply to options granted to individuals who are not subject to Section 16 of the Securities Exchange Act. Any modification to the terms under which the option would otherwise expire shall not cause the option to expire later than the date the option was originally scheduled to expire pursuant to the terms or the original Stock Option Agreement.

Executed at Los Angeles this 22 day of August, 1995.

							FIRST INTERSTATE
BANCORP



	By:______________________
								Executive Vice
President



	By:_______________________
								   Secretary



EXHIBIT (10.3)

SECOND AMENDMENT
TO
FIRST INTERSTATE BANCORP
1988 PERFORMANCE STOCK PLAN


	First Interstate Bancorp adopted the First Interstate Bancorp 1988 Performance Stock Plan (the Plan) effective February 16, 1988 as approved by shareholders on April 29, 1988 at the Annual Shareholder's meeting.

	In order to have a consistent definition of Change in Control among First Interstate Bancorp's various plans, this Amendment is being adopted.
 This Amendment is effective June 20, 1994.

1. The definition of Change in Control in Section 12 Additional Definitions is amended by revising it to read as follows:

	Change in Control of the Company means and shall be deemed to
have occurred if and when       any one of the following five events occurs:
 (i)  any person (as such term is used in Section     13(d) of the
Securities Exchange Act of 1934 (the Exchange Act)) becomes a beneficial owner, directly or indirectly, of securities of the Company representing
20% or more of the combined     voting power of the Company's then
outstanding securities; (ii) individuals who were member of the Board of Directors of the Company immediately prior to a meeting of the stockholders of the Company involving a contact for the election of Directors do not constitute a majority of the Board of Directors following such election; (iii) the stockholders of the Company approve the dissolution or liquidation of the Company; (iv) the stockholders of the Company approve an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former
stockholders of the     Company (excluding from the term former
stockholders a stockholder who is, or as a result of the transaction in question becomes, an affiliate, as that term is used in the Exchange Act and the Rules promulgated thereunder, of any party to such merger, consolidation or reorganization); or (v) the stockholders of the Company approve the sale of substantially all of the Company's business and/or assets to a person or entity which is not a Subsidiary.

	Executed at Los Angeles, California this 20th day of July, 1994.


								FIRST
INTERSTATE BANCORP


								By:
_________________________

Executive Vice President


								By:
_________________________

   Secretary





EXHIBIT (10.3)


		       THIRD AMENDMENT
	TO
	FIRST INTERSTATE BANCORP
	1988 PERFORMANCE STOCK PLAN



	First Interstate Bancorp adopted the First Interstate Bancorp 1988 Performance Stock Plan (the "Plan") effective February 16, 1988 as approved by shareholders on April 29, 1988 at the Annual Shareholder's meeting.

	This Amendment is being adopted to modify the definition of Change in Control. This Amendment is effective January 21, 1996.

	1. The definition of Change in Control in Section 12, Additional Definitions, is amended by deleting 50% in clause (iv) and inserting 60% in its place.


	Executed at Los Angeles, California this 25th day of March, 1996.


							FIRST INTERSTATE
BANCORP




	By:__________________________
								Executive Vice
President



	By:__________________________
								     Secretary



W032596C.DOC